UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA

In re: Blue Earth, Inc.

Case No. 16-30296-DM

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED: 07/31/16 **PETITION DATE:** March 21, 2016

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
Dollars reported in **$1**

		End of Current Month	End of Prior Month	As of Petition Filing
2.	**Asset and Liability Structure**			
	a. Current Assets	$117,377	$116,792	
	b. Total Assets	$9,625,744	$9,625,159	$51,568,171
	c. Current Liabilities	$2,004,402	$1,923,328	$0
	d. Total Liabilities (Exh 1)	$30,963,074	$30,882,000	$27,071,836

		Current Month	Prior Month	Cumulative (Case to Date)
3.	**Statement of Cash Receipts & Disbursements for Month**			
	a. Total Receipts	$68,966	$138,534	$1,958,548
	b. Total Disbursements	$68,381	$27,883	$1,841,171
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	$585	$110,650	$117,377
	d. Cash Balance Beginning of Month	$116,792	$6,141	$0
	e. Cash Balance End of Month (c + d)	$117,377	$116,792	$117,377

		Current Month	Prior Month	Cumulative (Case to Date)
4.	**Profit/(Loss) from the Statement of Operations**	($80,490)	($38,435)	($1,941,846)
5.	**Account Receivables (Pre and Post Petition)**	$0	$0	
6.	**Post-Petition Liabilities**	$2,004,402	$1,923,328	
7.	**Past Due Post-Petition Account Payables (over 30 days)**	$0	$0	

	At the end of this reporting month:	Yes	No
8.	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)	X - See Exhibit 1	
10.	If the answer is yes to 8 or 9, were all such payments approved by the court?	X	
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)		X
12.	Is the estate insured for replacement cost of assets and for general liability?	X	
13.	Are a plan and disclosure statement on file?	X	
14.	Was there any post-petition borrowing during this reporting period?	X	

15. Check if paid: Post-petition taxes X ; U.S. Trustee Quarterly Fees X ; Check if filing is current for: Post-petition tax reporting and tax returns: X .
(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: August 19, 2016

Responsible Individual

* Includes from Filing Date through April 30, 2016

Note 1 - See Exhibit 1

STATEMENT OF OPERATIONS
(General Business Case)

For the Month Ended 07/31/16

Current Month Actual	Current Month Forecast	Current Month Variance			Cumulative (Case to Date)	Next Month Forecast
				Revenues:		
			1	Gross Sales	$0	
			2	less: Sales Returns & Allowances	-	
			3	Net Sales	-	
			4	less: Cost of Goods Sold (Schedule 'B')	-	
			5	Gross Profit	-	
			6	Interest	-	
		$0	7	Other Income:	364	
$0		$0	8	Return of Funds	54,703	
			9		-	
$0			10	**Total Revenues**	55,067	
				Expenses:	-	
			#	Compensation to Owner(s)/Officer(s)	-	
			#	Salaries	-	
			#	Commissions	-	
22,115	22,000	115	#	Contract Labor	68,641	-
				Rent/Lease:		
		-	#	Personal Property	-	
		-	#	Real Property	30,549	
		-	#	Insurance	-	
			#	Management Fees	-	
			#	Depreciation	-	
				Taxes:		
			#	Employer Payroll Taxes	-	
			#	Real Property Taxes	-	
		-	#	Other Taxes	1,164	
			#	Other Selling	-	
4,759	9,000	(4,241)	#	Other Administrative	24,197	-
12,109	-	12,109	#	Interest	79,972	-
		-	#	Other Expenses:	8,551	
13,676	-	13,676	#	Transfers to Blue Earth Tech for payroll	1,619,448	
			#	and professional fees (Exhbit 1)	-	
18,081	36,000	(17,919)	#	Employee Expense Reports	43,779	-
			#		-	
			#		-	
			#		-	
			#		-	
			#		-	
70,740	67,000	3,740	#	**Total Expenses**	1,876,302	-
(70,740)	(67,000)	(3,740)	#	**Subtotal**	(1,821,235)	-
				Reorganization Items:		
-	-	-	#	**Professional Fees**	(110,211)	-
			#	Provisions for Rejected Executory Contracts	-	
			#	Interest Earned on Accumulated Cash from	-	
				Resulting Chp 11 Case	-	
			#	Gain or (Loss) from Sale of Equipment	-	
(9,750)	(19,000)	9,250	#	U.S. Trustee Quarterly Fees	(10,400)	-
-			#		-	
(9,750)	(19,000)	9,250	#	**Total Reorganization Items**	(120,611)	-
(80,490)	(86,000)	5,510	#	**Net Profit (Loss) Before Federal & State Taxes**	(1,941,846)	-
			#	Federal & State Income Taxes	-	
($80,490)	($86,000)	$5,510	46	**Net Profit (Loss)**	($1,941,846)	$0

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

BALANCE SHEET
(General Business Case)
For the Month Ended 07/31/16

		From Schedules	Market Value
	Assets		
	Current Assets		
1	Cash and cash equivalents - unrestricted		$117,377
2	Cash and cash equivalents - restricted		
3	Accounts receivable (net)	A	-
4	Inventory	B	-
5	Prepaid expenses		
6	Professional retainers		
7	Other:		
8			
9	**Total Current Assets**		117,377
	Property and Equipment (Market Value)		
10	Real property	C	-
11	Machinery and equipment	D	-
12	Furniture and fixtures (Estimated as of Filing Date)	D	15,000
13	Office equipment	D	-
14	Leasehold improvements	D	-
15	Vehicles	D	-
16	Other:	D	
17	Deposits	D	16,838
18		D	
19		D	
20		D	
21	**Total Property and Equipment**		31,838
	Other Assets		
22	Loans to shareholders		
23	Loans to affiliates		
24	Notes Receivable		109,087
25	Investment Blue Earth CHP, Inc. (Brooks and Sumter)		2,750,000
26	Investment in EnSite, Inc.		4,860,000
27	Investment in Blue Earth Solar and Generator		1,757,442
28	**Total Other Assets**		9,476,529
29	**Total Assets**		$9,625,744

NOTE:

Investment in Blue Earth CHP and EnSite based on appraisals.
Investment in Blue Earth Solar, Inc. \ and Blue Earth Generator, Inc. based on estimated net recoverable amount.

Liabilities and Equity
(General Business Case)
07/31/16

	Liabilities From Schedules		
	Post-Petition		
	Current Liabilities		
30	Salaries and wages		
31	Payroll taxes		
32	Real and personal property taxes		
33	Income taxes		
34	Sales taxes		
35	Notes payable (short term)		
36	Accounts payable (trade)	A	$80,754
37	Real property lease arrearage		
38	Personal property lease arrearage		
39	Accrued professional fees		
40	Current portion of long-term post-petition debt (due within 12 months)		
41	Other:		
42	Debtor In Possession Facility		1,923,648
43			
44	**Total Current Liabilities**		2,004,402
45	**Long-Term Post-Petition Debt, Net of Current Portion**		
46	**Total Post-Petition Liabilities**		2,004,402
	Pre-Petition Liabilities (allowed amount)		
47	Secured claims	F	24,199,205
48	Priority unsecured claims	F	30,944
49	General unsecured claims	F	4,728,523
50	**Total Pre-Petition Liabilities**		28,958,672
51	**Total Liabilities**		30,963,074
	Equity (Deficit)		
52	Retained Earnings/(Deficit) at time of filing		(19,395,485)
53	Capital Stock		
54	Additional paid-in capital		
55	Cumulative profit/(loss) since filing of case		(1,941,846)
56	Post-petition contributions/(distributions) or (draws)		
57			
58	Market value adjustment		
59	**Total Equity (Deficit)**		(21,337,331)
60	**Total Liabilities and Equity (Deficit)**		$9,625,744

SCHEDULES TO THE BALANCE SHEET
(General Business Case)

Schedule A
Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0 -30 Days -Related Parties		$80,754	
31-60 Days			
61-90 Days			$0
91+ Days	$63,667,618		
Total accounts receivable/payable	$63,667,618	$80,754	
Allowance for doubtful accounts	$63,667,618		
Accounts receivable (net)	$0		

Schedule B
Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)

	Inventory(ies) Balance at End of Month
Retail/Restaurants - Product for resale	
Distribution - Products for resale	
Manufacturer -	
Raw Materials	
Work-in-progress	
Finished goods	
Other - Explain	
TOTAL	$0

Cost of Goods Sold

Inventory Beginning of Month	
Add -	
Net purchase	
Direct labor	
Manufacturing overhead	
Freight in	
Other:	
Less -	
Inventory End of Month	
Shrinkage	
Personal Use	
Cost of Goods Sold	$0

Method of Inventory Control

Do you have a functioning perpetual inventory system?

Yes_____ No_____

How often do you take a complete physical inventory?

Weekly _____
Monthly _____
Quarterly _____
Semi-annually _____
Annually _____

Date of last physical inventory was _____

Date of next physical inventory is _____

Inventory Valuation Methods

Indicate by a checkmark method of inventory used.

Valuation methods -
FIFO cost ___
LIFO cost ___
Lower of cost or market ___
Retail method ___
Other ___
Explain

Schedule C
Real Property

Description	Cost	Market Value
Total	$0	$0

Schedule D
Other Depreciable Assets

Description	Cost	Market Value
Machinery & Equipment -		
Total	$0	$0
Furniture & Fixtures -		
Office Furniture and Fixtures	$54,746	$15,000
(Estimated value)		
Total	$54,746	$15,000
Office Equipment -		
Total	$0	$0
Leasehold Improvements -		
Total	$0	$0
Vehicles -		
Total	$0	$0

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal					
Income Tax Withholding					$0
FICA - Employee					$0
FICA - Employer					$0
Unemployment (FUTA)					$0
Income					$0
Other (Attach List)					$0
Total Federal Taxes	$0	$0	$0	$0	$0
State and Local					
Income Tax Withholding					$0
Unemployment (UT)					$0
Disability Insurance (DI)					$0
Empl. Training Tax (ETT)					$0
Sales					$0
Excise					$0
Real property					$0
Personal property					$0
Income					$0
Other (Attach List)					$0
Total State & Local Taxes	$0	$0	$0	$0	$0
Total Taxes	$0	$0	$0	$0	$0

Schedule F
Pre-Petition Liabilities

List Total Claims For Each Classification -	Claimed Amount	Allowed Amount (b)
Secured claims (a) [See Exh 1]	$24,199,205	$24,199,205
Priority claims other than taxes	$24,950	$24,950
Priority tax claims	$5,994	$5,994
General unsecured claims	$4,728,523	TBD

(a) List total amount of claims even if under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank				
Account Type	Wells Fargo			
Account No.	8241			
Account Purpose	Disbursement			
Balance, End of Month	$117,377			
Total Funds on Hand for all Accounts	$117,377			

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase/(Decrease) in Cash and Cash Equivalents

For the Month Ended 07/31/16

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts		
1	Rent/Leases Collected		
2	Cash Received from Sales		
3	Interest Received		$ 281
4	Borrowings	$ 68,966	1,843,677
5	Funds from Shareholders, Partners, or Other Insiders	-	-
6	Capital Contributions		-
7	Collections on Notes Receivable and misc.	-	59,887
8	Return of Funds	-	54,703
9			-
10			-
11			-
12	**Total Cash Receipts**	68,966	1,958,548
	Cash Disbursements		
13	Payments for Inventory		-
14	Selling		-
15	Administrative	4,759	43,783
16	Capital Expenditures		-
17	Principal Payments on Debt		-
18	Interest Paid		-
	Rent/Lease:		
19	Personal Property		-
20	Real Property	-	15,565
	Amount Paid to Owner(s)/Officer(s)		-
21	Salaries		-
22	Draws		-
23	Commissions/Royalties		-
24	Expense Reimbursements		-
25	Other		-
26	Salaries/Commissions (less employee withholding)		-
27	Management Fees		-
	Taxes:		-
28	Employee Withholding		-
29	Employer Payroll Taxes		-
30	Real Property Taxes		-
31	Other Taxes		1,164
32	Other Cash Outflows:		-
33	Professional Fees/UST Fees	9,750	56,377
34	Expense Reimbursements	18,081	39,498
35	Transfers to Blue Earth Tech, Inc. for payroll/professional fees	13,676	1,619,448
36	Contract Labor	22,115	57,836
37	Other		7,500
38	**Total Cash Disbursements:**	68,381	1,841,171
39	**Net Increase (Decrease) in Cash**	585	117,377
40	**Cash Balance, Beginning of Period**	116,792	-
41	**Cash Balance, End of Period**	$117,377	$117,377

Blue Earth, Inc.
Exhibit 1

Total Liabilities/Secured Claims

Secured claims as of the filing date have been adjusted herein by approximately $1.5 million to properly reflect the prefiling default interest rates and other fees incurred by the lender as provided under the loan agreements

DIP Loan

The Debtor and its' affiliate, Blue Earth Tech, Inc. ("Tech") are parties to a debtor-in-possission facility. Borrowings received directly by the Debtor and Tech are reflected on each entity's Monthly Operating Report. Total borrowings under the debtor-in-possession facility as of the end of the month totalled $3,727,885 of which $1,923,649 is reflected herein and $1,804,236 is reflected on Tech's financial statements.

Explanation of Variances

Actual	Forecast	Variance	Description	Comment
4,759	9,000	(4,241)	Other Administrative	Favorable variance due to cost control
12,109	-	12,109	Interest	Budget reflected all interest on Tech. Interst was ultimately allocated to Debtor
13,676	-	13,676	Transferst to Tech	Additional funds were passed through Debtor to Tech
18,081	36,000	(17,919)	Employee Expenses	Lower travel and other associated costs
9,750	19,000	(9,250)	UST Quarterly Fees	All UST fees projected on Debtor. For reporting, a portion was allocated to Tech.

Blue Earth, Inc.
Check Register
Jul-16
Exhibit 2

Type	Date	Num	Name	Debit	Credit	Balance
Deposit	07/06/2016			1,533.53		118,325.18
Bill Pmt -Check	07/07/2016	6707	Kelly Services, Inc		1,074.15	117,251.03
Bill Pmt -Check	07/07/2016	6708	Ruben Fontes		459.38	116,791.65
General Journal	07/12/2016				696.74	116,094.91
Bill Pmt -Check	07/13/2016	6709	Ilaria Turner		4,535.58	111,559.33
Bill Pmt -Check	07/13/2016	6710	Jon Woodard		179.89	111,379.44
Bill Pmt -Check	07/13/2016	6711	Kelly Services, Inc		1,111.95	110,267.49
Bill Pmt -Check	07/13/2016	6712	Monique Lane		5,887.50	104,379.99
Deposit	07/13/2016			36,408.29		140,788.28
General Journal	07/13/2016				7,175.68	133,612.60
Bill Pmt -Check	07/14/2016	6592	Brett Woodard		613.98	132,998.62
Deposit	07/21/2016			4,286.45		137,285.07
Bill Pmt -Check	07/22/2016	6713	Canon Solutions America, Inc		264.51	137,020.56
Bill Pmt -Check	07/22/2016	6714	Financial Accounting Standards Board		100.50	136,920.06
Bill Pmt -Check	07/22/2016	6715	Ilaria Turner		90.00	136,830.06
Bill Pmt -Check	07/22/2016	6716	Kelly Services, Inc		2,091.60	134,738.46
Bill Pmt -Check	07/22/2016	6717	Ruben Fontes		611.22	134,127.24
Check	07/26/2016	6718	Empire Stock Transfer Inc		550.00	133,577.24
Check	07/26/2016	6719	U.S. Trustee		9,750.00	123,827.24
Bill Pmt -Check	07/28/2016	6720	Bob Powell		4,466.41	119,360.83
Bill Pmt -Check	07/28/2016	6721	Dawn Adachi		4,536.59	114,824.24
Bill Pmt -Check	07/28/2016	6722	Fidelity IT Solutions, Inc.		3,147.00	111,677.24
Bill Pmt -Check	07/28/2016	6723	Greg Zegarowski		39.96	111,637.28
Bill Pmt -Check	07/28/2016	6724	John Knight		1,945.05	109,692.23
Bill Pmt -Check	07/28/2016	6725	Jon Woodard		86.74	109,605.49
Bill Pmt -Check	07/28/2016	6726	Kelly Services, Inc		1,001.70	108,603.79
Bill Pmt -Check	07/28/2016	6727	Monique Lane		6,412.50	102,191.29
Bill Pmt -Check	07/28/2016	6728	Peter DeFazio		651.68	101,539.61
Bill Pmt -Check	07/28/2016	6729	Zeina El-Azzi		4,400.30	97,139.31
Deposit	07/28/2016			26,737.93		123,877.24
General Journal	07/29/2016				6,500.00	117,377.24